SATURNA INVESTMENT TRUST
Saturna Sustainable Equity Fund

Supplement dated December 31, 2015 to the
Prospectus dated March 27, 2015

The following paragraph replaces the paragraph under the section titled "Portfolio Manager" on page 4 of the Prospectus:

Portfolio Managers

Mr. Nicholas Kaiser, MBA, CFA, chairman of Saturna Capital Corporation, is the portfolio manager responsible for the day-to-day management of the Saturna Sustainable Equity Fund. Mr. Peter Nielsen, MBA, CFA, portfolio manager and senior investment analyst, is the deputy portfolio manager for the Fund. Mr. Kaiser and Mr. Nielsen have been the portfolio managers since 2015.

The following paragraphs replace the third and fourth paragraphs under the section titled "Investment Adviser" on page 9 of the Prospectus:

Mr. Nicholas Kaiser, MBA, CFA, portfolio manager of Saturna Sustainable Equity Fund, is chairman, director, and controlling shareowner of Saturna Capital Corporation. As Saturna Capital's chief investment officer, he oversees Saturna's portfolio management and investment analyst staff worldwide. Mr. Kaiser has managed equity mutual funds since 1976; he has managed equity portfolios for the adviser since founding the firm in 1989. He is also the portfolio manager of Sextant International Fund, which he has managed since 1995.

Mr. Peter Nielsen, MBA, CFA, deputy portfolio manager of Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund, joined Saturna Capital in 2007. He is also portfolio manager of Sextant Core Fund. From 2006 to 2007, he was an associate portfolio manager at BC Investment Management Corporation.

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